Axos Financial, Inc. Investor Presentation NYSE: AXMay 5, 2025

2 Safe Harbor This presentation contains forward-looking statements that involve risks and uncertainties, including without limitation statements relating to Axos Financial, Inc.’s (“Axos”) financial prospects and other projections of its performance and asset quality, Axos’ deposit balances and capital ratios, Axos’ ability to continue to grow profitably and increase its business, Axos’ ability to continue to diversify its lending and deposit franchises, the anticipated timing and financial performance of other offerings, initiatives, and acquisitions, expectations of the environment in which Axos operates and projections of future performance. These forward- looking statements are made on the basis of the views and assumptions of management regarding future events and performance as of the date of this presentation. Actual results and the timing of events could differ materially from those expressed or implied in such forward-looking statements as a result of risks and uncertainties, including without limitation Axos’ ability to successfully integrate acquisitions and realize the anticipated benefits of the transactions, changes in the interest rate environment, monetary policy, inflation, tariffs, government regulation, general economic conditions, changes in the competitive marketplace, conditions in the real estate markets in which we operate, risks associated with credit quality, our ability to attract and retain deposits and access other sources of liquidity, and the outcome and effects of litigation and other factors beyond our control. These and other risks and uncertainties detailed in Axos’ periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2024, Form 10-Q for the quarter ended March 31, 2025 and its last earnings press release, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Axos undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All written and oral forward-looking statements made in connection with this presentation, which are attributable to us or persons acting on Axos’ behalf are expressly qualified in their entirety by the foregoing information.

3 › Diverse mix of assets, deposits, and fee income reduces risk and provides multiple growth opportunities in varying environments › Asset-based lending at low loan-to-values has resulted in low historical credit losses › Differentiated retail digital strategy from “online savings banks” or fin-tech competitors › Structural cost advantage vs. traditional banks › New business initiatives generate incremental growth › Direct-to-consumer and securities clearing and custody businesses provide differentiated sources of growth › Technology synergies among divisions reduce overall client acquisition and servicing costs Investment Thesis Axos Financial’s Three Divisions Provide the Foundation for Sustained Long-term Growth Consumer Banking Commercial Banking Securities

4 PercentilePeer Group1Axos Bank 93%0.54%1.71%ROAA 93%5.22%17.13%Return on Equity 28%2.39%2.00%NIE/Avg Assets 96%2.55%4.60%Net Interest Income 6%76.52%42.32%Efficiency Ratio Source: Uniform Bank Performance Report (UBPR) as of December 31, 2024; data retrieved April 4, 2025. Note 1: Peer group is all savings banks with assets greater than $1 billion for quarter ended December 31, 2024. Axos is a Top Performer Versus Bank Peer Group The 93% on ROE means that the Bank outperformed 93% of all banks. The 6% efficiency ratio ranking means that only 6% of banks have lower expenses in comparison to their revenues.

5 Diluted EPS and Book Value Per Share Have Been Consistently Strong 25.3% CAGR 18.2% CAGR Diluted EPS (FY) Book Value Per Share (FY) $ Per Share $ Per Share

6 Expanding Net Interest Margin Through a Variety of Interest Rate Cycles1 Note 1: The Company partnered with H&R Block Bank (HRB) to provide HRB branded financial products. The partnership was terminated December 8, 2020. NIM excludes impact of HRB. 4.35%

7 DepositsLoans Interest Rate Sensitivity of Loans & Deposits As of March 31, 2025 TotalInterest Rate $ 6,156,1200% ~ 2% $ 10,857,1452% ~ 4% $ 3,123,4494% ~ 6% $ 20,136,714 Non-Time Deposits by Interest Rate (Dollars in Thousands) • ~$3.5 billion of deposits that adjust with the Federal Funds rate • Deposit rate optionality enhanced by $450 million of off-balance sheet deposits from Axos Securities • Of the fixed and hybrid rate loan balances in our portfolio at March 31, 2025, 61% will reprice within 3 years and 90% will reprice within 5 years.

8 Loan Growth by Category $ Millions SF Warehouse Lending Multifamily Small Balance Commercial Jumbo Mortgage Asset-Based and Cash Flow Lending Lender Finance Non-RE Capital Call Facilities Auto Unsecured/OD Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Loans Inc (Mar)Q2 FY25Q3 FY25 $ 56$ 3,641$ 3,697 (11)509498 (89)2,1482,059 (2)1,2831,281 705,3015,371 71914985 272,4922,519 2762,0412,317 2781,2771,555 25375400 24446 —11 $ 703$ 20,026$ 20,729 Lender Finance RE CRE Specialty Other Auto & Consumer

9 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Example of Credit Tools › Board of Directors › Annual Strategic Plan › Corporate Governance › Policies & Approval Authorities Note: Credit Tools list is a sampling and is not purported to be comprehensive.     Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans

10 Annualized Charge-offs1 to Average Loans Outstanding Strong Credit Performance Exhibited through Low Charge-off Ratios Note 1: The Company partnered with H&R Block Bank (HRB) to provide HRB branded financial products. The partnership was terminated December 8, 2020.

11 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) ACL + UCL ACL + UCL 6.2

12 Allowance for Credit Losses (ACL) by Loan Category as of March 31, 2025 $ Millions ACL %1ACL $Loan Balance 0.4%15$ 4,195 1.4%483,341 1.4%906,356 1.8%1146,390 2.9%13447 1.4%280$ 20,729 Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Auto & Consumer Loans Note 1: ACL % is based on gross unpaid principal balance

13 Commercial Real Estate Specialty1 Detail as of March 31, 2025 Non-Accrual Loans (mm)Weighted Avg. LTVBalance (mm)Loan Type $ —43%$ 1,485Multifamily 15381,211SFR —58957Industrial —41836Hotel 530380Office 1537326Other —43176Retail $ 3542%$ 5,371Total LTV Distribution Note 1: Includes Commercial Real Estate Specialty loan portfolio only.

14 Commercial Real Estate Specialty1 Detail as of March 31, 2025 67% of total Commercial Real Estate Specialty balance at March 31, 2025 is indirect note structures where Axos has first payment priority; these loans carry a weighted-average LTV of 39%. Note 1: Includes Commercial Real Estate Specialty loan portfolio only Weighted Avg. LTVBalance (mm)Loan Type 38%$ 2,350Construction 451,816Bridge 52950Stabilized 40255Pre-development 42%$ 5,371Total

15 Diversified Deposit Gathering Approximately 90% of deposits are FDIC-insured or collateralized Deposit balances as of March 31, 2025 Note 1: Excludes approximately $450 million of off-balance sheet deposits › Serves approximately 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non-chapter 7 cases › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › HOA and property management › Business management and entertainment › Title and escrow companies › 1031 exchange firms › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell Fiduciary Services $1.1B Consumer Direct $11.2B Specialty Deposits $1.9B Distribution Partners $0.4B Axos Securities $0.9B1 Small Business Banking $0.5B Commercial & Treasury Management $4.1B Diversified Deposit Gathering Business Lines

16 Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits June 30, 2013 Total Deposits = $2.1 billion March 31, 2025 Total Deposits = $20.1 billion Checking and other demand deposits Savings Time deposits Checking/Demand Growth (6/2013 - 3/2025) = 1488% Savings Growth (6/2013 - 3/2025) = 1936% Checking and other demand deposits Savings Time deposits

17 Axos Deposits Have National Reach With Customers in Every State Customer Base and Deposit Volume is Well Distributed Throughout the United States

18 Non-Interest Income Growth and Diversification Year Ended June 30, 2019 Three Months Ended March 31, 2025 Securities Segment Fee Income2 (6/2019 – 3/2025) = 562% Total Non-Interest Income = $82.9 million Total Non-Interest Income = $133.5 million1 Note 1: Represents annualized quarterly March 31, 2025 data Note 2: Includes advisory fee income from AAS business, which was acquired August 2, 2021

19 › Leadership team with more than 100 years combined industry experience. › Proprietary front- and back-end technologies for advisors and broker- dealers. › Axos Advisor Services is the 6th largest RIA custodian in the U.S. › More than $35 billion in Clearing Services client assets under custody and/or administration. Three Months Ended March 31, 2025 Three Months Ended June 30, 2019 Axos Clearing and Custody Highlights $ —Custody 5,442,487 Clearing Fees & Execution 2,198,140Cash Sorting 3,040,793Margin Lending 880,751Securities Lending (30,406)Net Interest Income $ 11,531,765Net Revenues $ 8,119,686Custody 7,546,235Clearing Fees & Execution 14,601,737Cash Sorting 4,364,553Margin Lending 1,428,541Securities Lending 1,370,220Net Interest Income $ 37,430,972Net Revenues

20 Axos Advisor Services (AAS) At A Glance Liberty Provides a Comprehensive Turnkey Platform Automatic Reconciliation Serving 212 RIAs1 ($1M+ AUC) ~$28B Assets Under Custody Small RIAs 2% of Total AUC Advisors with <$25M in AUC Traditional RIAs 41% of Total AUC Gathers and manages assets, works directly with investor TAMPs 57% of Total AUC Turnkey Asset Management Platform, relies on Reps to gather assets and maintain relationship with investor Data as of March 31, 2025 Note 1: 254 total advisors on Liberty platform; advisors with <$1M AUC comprise <$10M in total assets; there are 9 non-AAS RIAs not on Liberty at Axos Clearing

21 Secular Industry Trends Provide Opportunities for Axos › RIAs need to reduce costs and streamline back-office ops › Automation frees up time/resources for client interactions › Axos to provide bundled securities clearing, custody and banking services › Target small & medium-sized RIAs and IBDs that large custodians do not serve well › Axos to provide succession-based and M&A financing to RIAs and IBDs › Nationwide footprint and industry focus are competitive advantages › Axos offers direct-to-consumer self-directed trading and robo-advisory solutions; will offer private label robo-advisory solutions to independent RIAs Fee Compression for Active and Passive Investment Managers Digitization of Wealth Management Aging Advisor Population is Driving Consolidation and Succession Planning Advisors are Leaving Wirehouses to Become Independent Advisors

22 Axos Clearing Long-Term Revenue and Expense Synergies Revenue Synergies Cost Synergies Axos Securities: › Margin Loans › Securities Lending › Fixed Income Trading › Order Flow › White-label Robo-Advisor Axos Consumer Banking: › White-label Banking › Auto Lending › Mortgage Lending › Unsecured Lending › Marine Lending Axos Business Banking: › Small Business Banking › RIA Lending Axos Securities: › Self-Clearing › Regulatory/Compliance › Client Acquisition Costs › Customer Service › IT Infrastructure/Dev Axos Consumer Banking: › Deposit Servicing Costs › Client Acquisition Costs Axos Business Banking: › Client Acquisition Costs Axos Custody Axos Clearing Axos Invest

23 Customer Acquisition Sales Servicing Distribution › Digital Marketing › Affinity and Distribution Partners › Data mining/target feeding direct marketing › Cross-selling › Automated fulfillment › Inbound call center sales › Outbound call center sales › Minimal outside sales › Significant inside sales › Self-service › Digital journey › Direct banker (call center) › Balance sheet › Whole loan sales options › Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities Axos’ Business Model is Differentiated From Other Banks

24 Key Goals of Universal Digital Bank Personalization Self-Service Facilitate Partnerships Customizable Experience Cross-Sell › Customized product recommendations based upon analytical determination of need › Streamlined account opening reduces abandonment rates and increases pull-through on new products › Provide holistic, interactive and intuitive design experience › Integrate online experience with other channels › Enable clients to see their entire relationship with Axos › Easy integration of third-party features (e.g., biometrics) › Access to value added tools (e.g., robo-advisory, automated savings features) either proprietary or third party › Enable creative customer acquisition partners › Automation tools assist customer support and sale of banking products such as deposits, loans, and managed investment portfolios › Products optimized by channel, recipient and journey › Self-service saves time and cost (e.g., activate and deactivate debit-card in platform, send wires via self-service) › Increase chances of offering right product at the right time and place › Personalization is the right antidote for too much choice, too much content, and not enough time

25 Evolving Capabilities of the UDB Platform UDB 1.0 UDB 2.0 White Label UDB Banking: Axos deposit products Borrowing: Axos loan products Investing: Managed Portfolios, Self Directed Trading Planning: Account Aggregation, PFM, Credit Monitoring Personalized Offers + Content Co-branded Wealth Management SSO to Enrollment Portals Universal Enrollment: Single, digital point of sale UDB offers a growing set of products, capabilities and integrations Small Business Banking P ro d u ct s + F ea tu re s S eg m en ts En ab le rs

26 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information